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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 5, 1998



                       WEITZER HOMEBUILDERS INCORPORATED
            (Exact name of registrant as specified in its charter)


         FLORIDA                    33-89076             65-0502494
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)       Identification No.)


                    5901 NORTHWEST 151/ST/ STREET SUITE 120
                        MIAMI LAKES, FLORIDA 33014-2428
         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (305) 819-4663



                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective October 5, 1998, the Company engaged McKean, Paul, Chrycy, Fletcher & Co. ("McKean") as the independent accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1998, replacing PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP), who was dismissed as of October 5, 1998. The selection of McKean was approved by the Audit Committee of the Board of Directors.

     PricewaterhouseCoopers LLP served as the Company's independent auditors for the fiscal years ended September 30, 1997 and 1996. Their report on the Company's financial statements for the fiscal year ended September 30, 1997 included a going concern qualification related to the uncertainty surrounding the repayment of $3.75 million of the Company's bonds scheduled to mature during fiscal 1998. Such bonds were repaid in August 1998. Their report on the financial statements for the fiscal year ended September 30, 1996 did not contain an adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 30, 1997 and 1996, respectively, and in the subsequent interim period preceding PricewaterhouseCoopers LLP's dismissal, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to their satisfaction would have caused them to make references to the matter in their report.

     During the most recent fiscal years and any subsequent interim period, there have been no "reportable events" as defined in Regulation S-K Item 304(a)(1)(v) with PricewaterhouseCoopers LLP.

     There were no consultations on matters between McKean and the Company as defined in Regulation S-K Item 304(a)(2) prior to McKean's acceptance of the new engagement.

     The Company has requested from PricewaterhouseCoopers LLP a letter addressed to the Securities and Exchange Commission (the "SEC") stating that it agrees with the statements as set forth above, in connection with this filing. A copy of that letter, dated October 5, 1998, was attached as Exhibit 16(a) to the initial filing of this Current Report on Form 8-K.

ITEM 7.  EXHIBITS

16(a) Letter of PricewaterhouseCoopers LLP addressed to the Securities and
       Exchange Commission dated October 5, 1998 (previously filed)
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 20, 1998            WEITZER HOMEBUILDERS INCORPORATED

                                   /s/ HARRY WEITZER
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                                   Chief Executive Officer